CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE)

In connection with the quarterly report on Form 10-Q of Firstgold Corp. (the “Company”), for the period ended October 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to our knowledge

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

FIRSTGOLD CORP.

Dated: December 22, 2009	/s/ Terrence Lynch
Terrence Lynch, Chief Executive Officer

Dated: December 22, 2009	/s/ James Kluber
James Kluber, Chief Financial Officer